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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 10, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


            NEVADA                      000-33389              52-2268239
            ------                      ---------              ----------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)


                    2280 TRAILMATE DRIVE, SARASOTA, FL 34143
                    ----------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------


ITEM 5.02 HIRING AND RESIGNATION OF EMPLOYEES.

The Company has hired several new employees, some of who have started with the Company. Others of whom will begin in early February, as described in the Company's January 17, 2005 press release and the Company's January 25, 2005 press release.

The Company hired Celeste Brey as its new Vice President of Engineering in replacement of Jim Smith. Jim Smith resigned as the Chief Technological Officer of the Company in early January. Pursuant to Mr. Smith's renegotiated employment agreement effective October 1, 2004, the Company had paid Mr. Smith a signing bonus, back pay and agreed to issue to him options to purchase shares of the Company's common stock. Mr. Smith received all compensation due from the Company under that agreement. At the time the Company renegotiated the employment agreements with the Company's Executive Officers, Mr. Smith did not indicate any intention of resigning and assured the Company of his intention to stay. The Company would not have entered into a new agreement with Mr. Smith pursuant to which he received a raise, back pay and options, if it had known Mr. Smith's intention of resigning. The Company is currently considering rescinding the agreement and requesting Mr. Smith return all extraordinary compensation received.


ITEM 8.01 OTHER EVENTS.

(a) Loan to eChex
    -------------

The Company made a secured loan to eChex, Inc. ("eChex"), in the amount of $202,000. The loan is secured by the personal guaranties of Madeleine Gestas, Fabias Gestas and Ramiro Zaragoza (collectively, the "Guarantors"), and all of the assets of eChex. The Guarantors pledged as security for the loan all of their shares of eChex, which constituted 53% of the total outstanding shares of eChex. The loan is due in full on March 30, 2005. As additional security for the loan, the Company was added as a party to the eChex contract with Acosta, Inc. ("Acosta") for the sale and distribution of Company's cards by Acosta.

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(b) Press Releases
    --------------

On January 10, 2005, the Company issued a press release announcing eChex, Inc signs agreement with the Company. A specimen of this press release is attached hereto as Exhibit

On January 14, 2005, the Company issued a press release announcing the quoting of the Company without authorization in January 10 Trimfast Group Inc. Press Release.

On January 17, 2005, the Company issued a press release announcing the expansion of the Company's software engineering and executive and senior management

On January 24, 2005, the Company issued a press release announcing the branding of its national platform of cash loading locations as the Sire Network.

On January 25, 2005, the Company issued a press release announcing the introduction of James Christiansen to serve as Advisor and Chair of Security and Compliance Committee of the Company.


ITEM 9.01 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORGAN BEAUMONT, INC.


/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

CEO, Treasurer and Director

Dated: January 26, 2005


                                 EXHIBIT INDEX

      EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT

          5.5.1              Press Release issued January 10, 2005
          5.5.2              Press Release issued January 14, 2005
          5.5.3              Press Release issued January 17, 2005
          5.5.4              Press Release issued January 24, 2005
          5.5.5              Press Release issued January 25, 2005